UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2020

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Carrara Place
4th Floor Suite 485
6200 South Syracuse Way
Greenwood Village, Colorado 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	SRT	New York Stock Exchange, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Agreement

On July 30, 2020 StarTek, Inc. (“StarTek”) entered into an Amendment Agreement, dated July 30, 2020 (the “Amendment Agreement”), by and among CSP Alpha Holdings Pte. Ltd (“CSP”), StarTek, CSP Alpha Midco Pte. Ltd. and DBS Bank LTD, as agent, to the Amended and Restated Senior Term and Revolving Facilities Agreement, dated October 27, 2017 (prior to the Amendment Agreement, most recently amended and restated by an amendment agreement dated July 9, 2020, as amended by such amendment agreement, the “Original Facilities Agreement”) (the Original Facilities Agreement as amended by the Amendment Agreement and as otherwise amended, supplemented, amended and restated or otherwise modified from time to time, the “Facilities Agreement”) by and among CSP, DBS Bank LTD, as agent and secondary security agent, Madison Pacific Trust Limited, as security agent, and the guarantor parties thereto.

Pursuant to the Amendment Agreement, the Original Facilities Agreement was amended to include, amongst others, a new $7.5 million revolving credit facility, and StarTek confirms that the guarantee provided by it under the Original Facilities Agreement continues and extends to the new revolving credit facility in accordance with the terms of the Facilities Agreement. The new $7.5 million revolving credit facility has a maturity date of November 21, 2021, subject to certain conditions. Otherwise, the material terms and conditions of the Facilities Agreement are the same as the Original Facilities Agreement, which terms and conditions were described in the Form 8-K filing made by StarTek on July 13, 2020 and which filing is incorporated by reference herein.

The foregoing description of the Amendment Agreement and the Facilities Agreement are not intended to be complete and are qualified in their entirety by reference to the full text of the Amendment Agreement and the Facilities Agreement, copies of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, hereto and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information under Item 1.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit Number	Description
10.1	Amendment Agreement, dated July 30, 2020, by and among CSP Alpha Holdings Pte. Ltd, StarTek, Inc., CSP Alpha Midco Pte. Ltd. and DBS Bank LTD, as agent
10.2
Amended and Restated Facilities Agreement, dated July 30, 2020, between, among others, CSP Alpha Holdings Pte Ltd., as Original Borrower, and DBS Bank Ltd., ING Bank N.V., Singapore Branch and Standard Chartered Bank, as Mandated Lead Arrangers and Bookrunners

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: August 5, 2020	By:	/s/ Ramesh Kamath
Ramesh Kamath
Chief Financial Officer